UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

VIRGIN AMERICA INC.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VIRGIN AMERICA INC.

555 Airport Boulevard

Burlingame, California 94010

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

To Be Held on July 26, 2016

This supplement to proxy statement (the “Supplement”) amends and supplements the definitive proxy statement of Virgin America Inc. (“Virgin America,” “we,” “our”), filed with the Securities and Exchange Commission on June 20, 2016 (the “Proxy Statement”), relating to our special meeting of stockholders to be held virtually, via live webcast, on July 26, 2016. Except as described in this Supplement, the information provided in the Proxy Statement continues to apply. To the extent that information in this Supplement differs from or updates information contained in the Proxy Statement, you should rely on the information in this Supplement.

The purpose of this Supplement is to include additional disclosure regarding employment arrangements following the closing of the transaction with Alaska Air Group, Inc. (“Alaska” or “Alaska Air Group”) under the heading “Interests of Our Directors and Executive Officers – Offer Letters with Our Executive Officers; Change in Control Severance Plan – Offer Letters” included on page 56 of the Proxy Statement. The additional disclosures are set forth below. Except as specifically supplemented by the information contained herein, all information set forth in the Proxy Statement remains unchanged.

Interests of Our Directors, Executive Officers and Affiliates in the Merger

Offer Letters with Our Executive Officers; Change in Control Severance Plan

Offer Letters

In addition, Peter Hunt has entered into a letter agreement with Alaska (the “Alaska Agreement”) that provides that he will become President of Virgin America at the closing of the Merger for a term of 18 months (the “Term”), and it provides for continued base salary, eligibility for an annual performance bonus, a cash bonus if he remains employed through December 31, 2016 equal to the cash payments under the Severance Plan (as described below) that he would have received if his employment with the Company had been terminated on or shortly following the closing of the Merger and two grants of Alaska restricted stock units (the “Alaska RSUs”) with estimated values of $900,000 each that vest based on the passage of time subject to his continued employment with Virgin America (the first will be granted shortly following the closing of the Merger and will vest at the end of the Term, and the second will be granted on the first anniversary of the closing of the Merger. Fifty percent of the second grant will vest at the end of the Term, and the remaining 50% will vest at the rate of 8.33% per month over the number of months, up to six months, that Alaska and Mr. Hunt agree to extend the term of his employment. If Mr. Hunt’s employment with Virgin America or Alaska continues into 2017, he will be eligible to participate in Alaska’s Performance Based Pay plan with a target bonus opportunity of 65% of his annual base salary and a maximum opportunity of 130% of his annual base salary. If Mr. Hunt is terminated for any reason other than cause or misconduct prior to the end of the Term, the vesting of 100% of the first Alaska RSUs and 50% of the second Alaska RSUs will be accelerated. In addition, upon the termination of his employment, Mr. Hunt will receive the COBRA and outplacement benefits provided under the Severance Plan, and he and his dependents will be eligible for unlimited positive space travel with Virgin America and Alaska. Finally, if Mr. Hunt’s employment is terminated for any reason other than misconduct or cause, he will receive (i) the aggregate base salary he would have received through the earlier of six months following his termination of employment or the end of the Term plus (ii) if his termination occurs in 2017, a prorated portion of his target bonus under Alaska’s bonus program for that year and his target bonus for that year (expressed as a monthly amount) multiplied by the lesser of six months or the number of months remaining in the Term. To receive the bonus and severance payments described above, Mr. Hunt is required to sign a release of claims against Alaska, Virgin America and their affiliates on the following occasions: (i) when Mr. Hunt entered into the original Alaska Agreement; (ii) around the Closing; and (iii) at the conclusion of his employment.

Additional Information about the Merger and Where to Find It

This communication may be deemed to be solicitation material in respect of the merger of Virgin America with a wholly-owned subsidiary of Alaska Air Group. On June 17, 2016, Virgin America filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the merger. The definitive proxy statement, which contains important information about the proposed merger and related matters, has been mailed to stockholders of Virgin America. BEFORE MAKING A VOTING DECISION, STOCKHOLDERS OF VIRGIN AMERICA ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT VIRGIN AMERICA AND THE MERGER. Stockholders are able to obtain copies of the proxy statement and other relevant materials and any other documents filed by Virgin America with the SEC for no charge at the SEC’s website at www.sec.gov. In addition, stockholders are able to obtain free copies of the proxy statement from Virgin America by contacting Virgin America’s Investor Relations Department by telephone at (650) 762-7000, by mail to Virgin America Inc., Attention: Investor Relations Department, 555 Airport Boulevard, Burlingame, California 94010, or by going to Virgin America’s Investor Relations page on its corporate website at http://ir.virginamerica.com.

Participants in the Solicitation

Alaska Air Group, Virgin America and certain of their respective directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Virgin America’s stockholders in respect of the merger. Information concerning the ownership of Virgin America securities by Virgin America’s directors and executive officers is included in their SEC filings on Forms 3, 4 and 5, and additional information about Virgin America’s directors and executive officers is also available in Virgin America’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on March 25, 2016, and is supplemented by other public filings made, and to be made, with the SEC by Virgin America. Information concerning Alaska Air Group’s directors and executive officers is available in Alaska Air Group’s proxy statement for its 2016 annual meeting of stockholders filed with the SEC on April 1, 2016. Other information regarding persons who may be deemed participants in the proxy solicitation, including their respective interests by security holdings or otherwise, is set forth in the definitive proxy statement filed on June 17, 2016. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This communication contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934, as amended, about Alaska Air Group, Virgin America and the proposed merger. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “estimate,” “intend” or “anticipate” or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations and services of Virgin America. Virgin America cautions readers not to place undue reliance on these statements. These forward-looking statements are subject to a variety of risks and uncertainties. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks and uncertainties include the following: the failure to obtain Virgin America stockholder approval of the proposed merger; the possibility that the closing conditions to the proposed merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the merger or the possibility of non-consummation of the merger; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated merger may affect the timing or occurrence of the contemplated merger or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of anticipated synergies and the timing thereof; risks related to the disruption of the merger to Virgin America and its management; the effect of the announcement of the merger on Virgin America’s ability to retain and hire key personnel and maintain relationships with suppliers and other third parties; labor costs and relations, general economic conditions, increases in operating costs including fuel, inability to meet cost reduction goals, an aircraft accident, and changes in laws and regulations. These risks and others relating to Virgin America are described in greater detail in Virgin America’s SEC filings, including Virgin America’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in other documents filed by Virgin America with the SEC after the date thereof. Virgin America makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.